                                                                    Exhibit 99.2

                        NOTICE OF GUARANTEED DELIVERY FOR

                             RSL COMMUNICATIONS PLC

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of RSL Communications PLC ("RSL PLC") made pursuant to the Prospectus, dated ___________, 2000 (the "Prospectus"), if certificates for old 12 7/8% dollar notes and old 12 7/8% euro notes of RSL PLC are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Chase Manhattan Bank (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below.

             Delivery To: The Chase Manhattan Bank, Exchange Agent

        By Mail:            Facsimile Transmission Number:           By Hand:
The Chase Manhattan Bank          (212) 638-7380/81          The Chase Manhattan Bank
     55 Water Street            Confirm by Telephone:             55 Water Street
Room 235, North Building            (212) 638-0828           Room 235, North Building
   New York, NY 10051                                           New York, NY 10051
  Attn: Carlos Esteves                                         Attn: Carlos Esteves

                              By Overnight Courier:
                            The Chase Manhattan Bank
                                 55 Water Street
                            Room 235, North Building
                               New York, NY 10051
                              Attn: Carlos Esteves

 FOR THE EURO NOTES ONLY: Delivery To: The Chase Manhattan Bank, Exchange Agent

            By Mail:               Facsimile Transmission Number:               By Hand:
    The Chase Manhattan Bank             (55-171) _________             The Chase Manhattan Bank
9 Thomas Moore Street, 5th Floor       Confirm by Telephone:        9 Thomas Moore Street, 5th Floor
         London E1W 1YT                  (55-171) 777-5517                   London E1W 1YT
              U.K.                                                                U.K.
       Attn: Philip Wilson                                                 Attn: Philip Wilson

                              By Overnight Courier:
                            The Chase Manhattan Bank
                        9 Thomas Moore Street, 5th Floor
                               London E1W 1YT U.K.
                               Attn: Philip Wilson

         Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to RSL PLC the principal amount of old 12 7/8% dollar and old 12 7/8% euro notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of old 12 7/8% dollar notes tendered:*

US$
   ------------------------------------------
                                                             If old 12 7/8% dollar notes will be delivered by
Certificate Nos. (if available):                             book-entry transfer to The Depository Trust Company
                                                             provide account number.
---------------------------------------------

Total Principal Amount Represented by old 12 7/8% dollar notes certificate(s):

US$                                                          Account Number
   ------------------------------------------                              -------------------------------

* Must be in denominations of principal amount at maturity of US$1,000 and any integral multiple thereof.

Principal Amount of old 12 7/8% euro notes tendered:**

----------------------------------------

                                                             If old 12 7/8% euro notes will be delivered by
Certificate Nos. (if available):                             book-entry transfer to The Depository Trust Company
                                                             provide account number.
---------------------------------------------

Total Principal Amount Represented by old 12 7/8% euro notes certificate(s):

                                                             Account Number
----------------------------------------                                   -------------------------------


** Must be in denominations of principal amount at maturity of 1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE

X
 ---------------------------------------------------           -----------------

     Signature(s) of Owner(s) or Authorized Signatory Date

Area Code and Telephone Number:
                               -----------------------------------

        Must be signed by the holder(s) of old 12 7/8% dollar notes and old
12 7/8% euro notes as their name(s) appear(s) on certificates for old 12 7/8% dollar notes and old 12 7/8% euro notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):
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Capacity:
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Address(es):
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                                    GUARANTEE

                    (Not to be used for signature guarantee)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of old
12 7/8% dollar notes and old 12 7/8% euro notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such old
12 7/8% dollar notes and old 12 7/8% euro notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offers -- Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


-----------------------------------       -------------------------------------
           Name of Firm                            Authorized Signature

-----------------------------------       -------------------------------------
              Address                                      Title

                                          Name:
-----------------------------------            --------------------------------
                           Zip Code                 (Please Type or Print)

Area Code and Tel. No.                        Dated:
                      --------------------          ----------------------------



NOTE: DO NOT SEND CERTIFICATES FOR OLD 12 7/8% DOLLAR NOTES OR OLD 12 7/8% EURO NOTES WITH THIS FORM. CERTIFICATES FOR OLD 12 7/8% DOLLAR NOTES OR OLD 12 7/8% EURO NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR EXECUTED LETTER OF TRANSMITTAL.